EXHIBIT 10.04

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of January 14, 1999 (the "Closing Date") by and among ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation (together with its successors and assigns, the "Company"), and hIGHLAND HOLDINGS II, a Pennsylvania general partnership ("Highland") and Doris Holdings, L.P., a Delaware limited partnership (together with Highland, the "Investors").

         1. Background. The Company and Highland have entered into a stock purchase agreement, dated as of January 11, 1999 (the "Direct Offering Agreement"), pursuant to which the Company will issue 4,000,000 shares (the "Direct Offering Shares") of its Class A common stock to Highland in an offering exempt from the registration requirements of the Securities Act of 1993, as amended. Concurrently with the issuance of the Direct Offering Shares, the Investors and Goldman, Sachs & Co. (the "Lender") are entering into a margin loan as of the Closing Date (the "Margin Loan"), the proceeds from which will be used to fund portion of the purchase price of the Direct Offering Shares. As an inducement to the Lender to enter into the Margin Loan and in satisfaction of a condition to the obligations of the Lender thereunder, the Investors are (i) pledging, in accordance with the terms of the Margin Loan, to the Lender, as pledgee (in such capacity, the "Pledgee"), 6,200,000 shares in the aggregate (including all of the Direct Offering Shares) (the "Pledged Securities") of the Company's Class A common stock owned by the Investors and (ii) executing and delivering this Agreement with the Company. Certain capitalized terms used in this Agreement are defined in Section 3 hereof.

         2. Registration under Securities Act of 1933.

                  2.1.     Registration Statement and Prospectus.

                           (a)      As soon as  practicable  after the date
hereof but in no event later than 45 days after the Closing Date (such 45th day being the "Filing Deadline"), the Company shall file with the Commission, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement, including a prospectus and, if applicable, a prospectus supplement, relating to all Pledged Securities on Form S-3 under the Act (the "Initial Registration Statement"), and shall use its best efforts to cause the Registration Statement to become effective on or prior to 60 days after the Filing Deadline (such 60th day, being the "Effectiveness Deadline"). During the period from the date the Initial Registration Statement becomes effective to the date there ceases to be any outstanding obligations (including, but not limited to, obligations to pay principal, interest or other amounts payable) under the Margin Loan (the "Registration Period"), to the extent that for any reason the form of the Initial Registration Statement becomes no longer available, the Company shall use its best efforts to file and to cause to become effective as promptly as practicable any necessary amendments to or any successor form of registration statement relating to the Pledged Securities (the "Successor Registration Statement" and, together with the Initial Registration Statement, the "Registration Statement") as then shall be available under the Act to permit sales of Pledged Securities by the Pledgee, the Investors and the Underwriters, if any, of the type contemplated by this Agreement. The Company

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agrees to include in the Registration Statement all information that the Pledgee or the Underwriters, if any, shall reasonably request.

                           During the  Registration  Period,  the  Company
shall use its best efforts to keep the Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for public sales of the Pledged Securities by the Pledgee, the Investors and the Underwriters, if any, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time.

                           (b)      Registration  of  Other  Securities.  No
securities other than the Pledged Securities shall be included among the securities covered by the Registration Statement unless the Pledgee shall have consented in writing to the inclusion of such other securities.

                           (c)      Expenses.  The Company will pay all
Registration Expenses in connection with its obligations under this Agreement. Each of the Pledgee, the Investors and the Underwriters, if any, shall pay all of its respective Selling Expenses incurred in connection with the sale of such Person's sale of its Pledged Securities.

                           (d)      Selection of  Underwriters.  If, at the sole
option of the Pledgee, a proposed sale of not less than $15.0 million in then aggregate market value of the Pledged Securities by or on behalf of the Pledgee involves an underwritten offering, the underwriter managing such offering (the "Managing Underwriter") and other underwriters, if any, (together with the Managing Underwriter, the "Underwriters") shall be designated by the Pledgee; provided that such Underwriters shall be reasonably satisfactory to the Company. The Pledgee may act as an Underwriter, including the Managing Underwriter.

                  2.2.     Registration Procedures.  The Company shall:

                           (i)      prepare and file with the  Commission  the
Initial Registration Statement no later than by the Filing Deadline,

                           (ii) use its best efforts to cause the Initial Registration Statement to become effective no later than by the Effectiveness Deadline;

                           (iii) if required by Section 2.1(a) hereof, use its best efforts to prepare, file and have become effective promptly as practicable all Successor Registration Statements;

                           (iv) during the Registration Period, use its best efforts to keep the Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for public sales of the Pledged Securities and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time;

                           (v) furnish to each of the Pledgee and the Underwriters, if any, such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each

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         preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as the Pledgee or the Underwriters, if any, may reasonably request;

                           (vi) use its best efforts to register or qualify all Pledged Securities under such other securities or blue sky laws of such jurisdictions as the Pledgee or the Underwriters, if any, shall reasonably request, to keep such registration or qualification in effect for the Registration Period, and take any other action that may be reasonably necessary or advisable to enable the Pledgee and the Underwriters, if any, to consummate the disposition in such jurisdictions of the Pledged Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (vi) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                           (vii) use its best efforts to cause all Pledged Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Pledgee and the Underwriters, if any, to consummate the disposition of the Pledged Securities;

                           (viii) make available at reasonable times for inspection by the Pledgee and the Underwriters, if any, and any attorney or accountant retained by the Pledgee or the Underwriters, if any, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by the Pledgee, the Underwriters, if any, and any such attorney or accountant in connection with "due diligence" investigations;

                           (ix) in connection with a sale of the Pledged Securities by the Pledgee or the Underwriters, if any, furnish to the Pledgee and the Underwriters, if any, a signed counterpart, addressed to the Pledgee and the Underwriters, if any, of:

                                    (A) an opinion of counsel for the Company,
                           dated the effective date of each Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) and addressed to the Pledgee and the Underwriters, if any, reasonably satisfactory in form and substance to the Pledgee and the Underwriters, if any, and

                                    (B) a "comfort" letter, dated the effective
                           date of each Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) addressed to the Pledgee and the Underwriters, if any, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in

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         the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Pledgee or the Underwriters, if any, may reasonably request;

                           (x) notify the Pledgee and each of the Underwriters, if any, at any time when a prospectus relating to the Pledged Securities is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Pledgee or the Underwriters, if any, promptly prepare and furnish to the Pledgee or the Underwriters, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus (and to timely make any necessary filings thereof with the Commission and to use its best efforts to cause such supplement or amendment, if necessary, to be declared effective under the Act) as may be necessary so that, as thereafter delivered to the purchasers of any of the Pledged Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (xi) if not already so listed or qualified, to use its reasonable best efforts to cause all Pledged Securities to be listed on any securities exchange or qualified for inclusion in any automated quotation system on which the Class A common stock is then listed or included for quotation, as the case may be;

                           (xii) in connection with an underwritten offering pursuant to Section 2.1(d) hereof, make appropriate officers of the Company available to the Underwriters for meetings with prospective purchasers of the Pledged Securities and prepare and present to potential investors customary "road show" material in a manner the Managing Underwriter shall reasonably request;

                           (xiii) in the event that any broker-dealer registered under the Securities Exchange Act of 1934 shall be an "affiliate" (as defined in Rule 2720(b)(1) of the National Association of Securities Dealers ("NASD") rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Pledged Securities covered by the Registration Statement, whether as a holder of such Pledged Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of the NASD rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Pledged Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Pledged Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section
         2.5 hereof, and (C) providing such information to such broker-dealer as

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         may be required in order for such broker-dealer to comply with the requirements of the NASD rules;

                           (xiv) to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the "effective date" (as defined in Rule 158(c) promulgated under the Act) of each Registration Statement used to sell Pledged Securities which earnings statement shall satisfy the provisions of Section 11(a) of, and Rule 158 promulgated under, the Act; and

                           (xv) enter into such agreements and take such other actions as the Pledgee shall reasonably request in order to expedite or facilitate the disposition of the Pledged Securities.

         The Company may require the Pledgee or any of the Underwriters, if any, to furnish the Company such information regarding such Person and the distribution of the Pledged Securities by such Person as the Company may from time to time reasonably request in writing if such information is required by the Act to be included in the Registration Statement.

         Each of the Pledgee and the Underwriters, if any, agrees by acquisition of the Pledged Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in the subdivision (x) of this
Section 2.2, such Person will forthwith discontinue such Person's disposition of the Pledged Securities pursuant to the Registration Statement until such Person's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (x) of this Section 2.2 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Person's possession of the prospectus relating to the Pledged Securities current at the time of receipt of such notice.

                  2.3. Underwritten Offerings. If requested by the Underwriters for any underwritten offering pursuant to Section 2.1(d), the Company shall enter into an underwriting agreement with such Underwriters for such offering, such agreement to be satisfactory in substance and form to each of the Pledgee and the Underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.5 of this Agreement or in such other form as is customary for the Managing Underwriter for such offering. The Pledgee, regardless of whether the Pledgee is an Underwriter, may at its option be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements (including those pertaining to the indemnification of the Underwriters) on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of the Pledgee and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Pledgee.

                  2.4. Additional Rights of Holders. If the Registration Statement prepared under this Agreement refers to the Pledgee by name or otherwise as the holder of any securities of the Company, then such party shall have the right to require (x) the insertion therein of language, in form and substance satisfactory to the Pledgee, to the effect that the holding by the

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Pledgee of such securities does not necessarily make the Pledgee a "controlling person" of the Company within the meaning of the Act and is not to be construed as a recommendation by the Pledgee of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Pledgee will assist in meeting any future financial requirements of the Company, or (y) in the event that such reference to the Pledgee by name or otherwise is not required by the Act, the deletion of the reference to the Pledgee.

                  2.5.     Indemnification.

                           (a)  The  Company  will  indemnify  and hold harmless
the Pledgee and each of the Investors against any losses, claims, damages or liabilities, joint or several, to which the Pledgee or any of the Investors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of the Pledgee and the Investors for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the Pledgee or the Investors to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Pledgee (in the case of the Pledgee) or by the Investors (in the case of the Investors) expressly for use therein.

                           (b)      Each of the  Pledgee  and  the  Investors
will, severally but not jointly, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Pledgee or Investors expressly for use therein; and will, severally but not jointly, reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                           (c)      Promptly  after receipt by an  indemnified
party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In

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case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                           (d)      If the  indemnification  provided for in
this Section 2.5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other from the initial offering of the Pledged Securities to the Investors. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then the indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Pledgee and/or the Investors on the other, as the case may be, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Pledgee and/or the Investors on the other, as the case may be, shall be deemed to be in the same proportion as the total net proceeds from the initial offering of such Pledged Securities to the Investors (before deducting expenses) received by the Company bear to the total discounts allowed to the Investors. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Pledgee and/or the Investors, as the case may be, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Investors and the Pledgee agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with

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investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Pledgee and/or the Investors, as the case may be, shall not be required to contribute any amount in excess of the amount by which the total price at which the Pledged Securities sold by it to the public pursuant to the Registration Statement exceeds the amount of any damages which the Pledgee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                           (e) The obligations of the Company under this Section
2.5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls the Pledgee or the Investors within the meaning of the Act; and the obligations of the Pledgee or the Investors under this Section 2.5 shall be in addition to any liability which the Pledgee or the Investors may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Act.

                  2.6. Adjustments Affecting Pledged Securities. Notwithstanding any other provision of this Agreement, the Investors' and the Pledgee's rights with respect to Pledged Securities and their benefits under this Agreement, and the Company's obligations, including obligations to effect registration of Pledged Securities under the Act, shall include the original Pledged Securities and all other securities of the Company (or any other issuer) delivered in exchange for or in respect of the Pledged Securities, whether by way of a dividend or other distribution or in connection with a subdivision or combination of shares, recapitalization, merger, consolidation, exchange offer, reorganization or other transaction.

                  2.7. Lockup Agreement. (a) In consideration for the Company agreeing to its obligations under this Agreement, each of the Investors agrees in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Pledged Securities (other than (i) those included in the registration in question and (ii) sale transactions not involving a public offering, provided that the transferee of such Investor as a condition thereto and in connection therewith, agrees to be bound by and joins into this Section 2.7), without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed 90 days from the effective date of such registration as the Company or the underwriters may specify. The restrictions under this Section 2.7 shall be conditioned upon an understanding that the Rigas Shareholders (as defined in Section 2.7(d) below) will be similarly restricted during any period. During any period that sales of Pledged Securities by an Investor are restricted under this Section 2.7, at the Investor's request, the Company will give written notice to the Investor as soon as the restrictions on sale terminate. The Company hereby agrees to give the Investors among other things written notice of the filing of a registration statement for a proposed underwritten offering to which the restrictions in this Section 2.7 could apply if so requested.

                           (b)      Notwithstanding  Section 2.7(a) of this
Agreement or comparable provisions of any other agreement, whether now existing or hereafter entered into, to which the Company, the Investors or any of the Rigas Shareholders (or any of their respective affiliates) may be a party (i) the Company agrees that it will not request, and will not permit the

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underwriters managing any underwritten offering of the Company's securities to request, and (ii) each of the Investors agrees that it will not agree to, and will not permit the Rigas Shareholders to agree to, any restriction of the type described in Section 2.7(a) which could, under any circumstances, restrict the ability of the Pledgee to sell, for its own account or the account of the Investors, any Pledged Securities. If, despite the foregoing sentence, any person shall assert that the Pledgee is or may be restricted in its ability to sell, for its own account or for the account of the Investors, Pledged Securities as a result of restrictions of the type described in Section 2.7(a) (or comparable provisions of other agreements as described in the foregoing sentence), the Company hereby irrevocably consents, and agrees to cause any underwriter managing any underwritten offering of the Company's securities to irrevocably consent in writing, to such sale or sales.

                           (c)      Nothing  in this  Section  2.7  shall  be
deemed to imply or constitute an admission that sales of Pledged Securities by the Pledgee are intended to be or would be subject to the restrictions set forth in Section 2.7(a) of this Agreement or comparable provisions of any other agreement, whether now existing or hereafter entered into, to which the Company, the Investors or any of the Rigas Shareholders (or any of their respective affiliates) may be a party.

                           (d) The term "Rigas Shareholders" means Dorellenic,
Ionian Communications, L.P., Syracuse Hilton Head Holdings, L.P., Highland Holdings, John J. Rigas, Doris N. Rigas, Timothy J. Rigas, Michael J. Rigas, James P. Rigas, Ellen K. Rigas, any of their respective spouses, estates or lineal descendants, any trust created for the benefit of any such persons or, while and to the extent they are serving in such capacity, the executors, administrators or personal representatives of such persons, and any corporation, partnership or other entity owned or controlled by one or more of the Rigas Shareholders.

         3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Act.

                  Person:  A  corporation,   an  association,   a  partnership,
                  a  business,  an  individual,   a governmental or political
                  subdivision thereof or a governmental agency.

                  Registration Expenses: All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees (including fees, if any, of any "qualified independent underwriter"), all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Pledged Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding Selling Expenses, if any.

                  Selling Expenses: Underwriting discounts and commissions and stock transfer taxes relating to Pledged Securities registered

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                  by the Company and the fees and disbursements incurred by each of the Pledgee, the Investors or the Underwriters, if any, in connection with the sale of its Pledged Securities by such Person (including, without limitation, the fees and disbursements of legal counsel to the Pledgee, the Investors and/or the Underwriters, if any).

         4. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of the Pledgee to such amendment, action or omission to act .

         5. Notices. All communications provided for hereunder shall be sent by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery (i) if to the Company, to the office of the Company at Adelphia Communications Corporation, Main at Water Street, Coudersport, Pennsylvania 16915, Attention: Chief Financial Officer, with a copy to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania 15219, Attention:
Carl Rothenberger, (ii) if to the Investors, c/o Adelphia Communications Corporation, Main at Water Street, Coudersport, Pennsylvania 16915, Attention:
Chief Financial Officer and Colin Higgin, with a copy to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Carl Rothenberger, and (iii) if to the Pledgee, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department.

         6. Third Party Beneficiary. The Pledgee shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Investors, on the other hand, and shall have the right to enforce such agreements directly to the extent the Pledgee may deem such enforcement necessary or advisable to protect its rights hereunder.

         7. Assignment. This Agreement shall (i) be binding upon by the parties hereto and their respective successors and assigns and (ii) inure to the benefit of and be enforceable by the parties hereto and the Pledgee, as a third party beneficiary of this Agreement, and their respective successors and assigns.

         8. Termination. This Agreement shall terminate at the end of the Registration Period; provided, however, that the agreements, representations, warranties and other statements of the Company, the Investors and the Pledgee set forth in or made pursuant Sections 2.1(c) and 2.5 hereof shall remain operative and in full force and effect, and will survive the end of the Registration Period.

         9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Investors or the Pledgee for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

         11. Choice of Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT

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REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO WAIVE ANY TRIAL BY
JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT. THE COMPANY AGREES THAT ANY SUIT OR PROCEEDING ARISING IN RESPECT TO THIS AGREEMENT WILL BE TRIED EXCLUSIVELY IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY OF NEW YORK AND THE COMPANY HEREBY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, SUCH COURTS.

         12. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized, as of the date first above written.


                                    COMPANY:

                                         ADELPHIA COMMUNICATIONS CORPORATION


                                                By:    /s/ James Brown
                                                Name: James Brown
                                                Title: Vice President


                                   INVESTORS:

                                          HIGHLAND HOLDINGS II

                                                 By:    /s/ Timothy J. Rigas
                                                 Name:Timothy J. Rigas
                                                 Title: General Partner


                                           DORIS HOLDINGS, L.P.

                                                 By:    /s/ Timothy J. Rigas
                                                 Name: Timothy J. Rigas
                                                 Title: Vice President, Eleni
                                                        Acquisition, Inc.,
                                                        General Partner of Doris
                                                        Holdings, L.P.